Exhibit 99.1

NIGHTHAWK BIOSCIENCES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 11, 2023, NightHawk Biosciences, Inc. (“NightHawk” or the “Company”) entered into an Assets and Equity Interest Purchase Agreement (the ”Agreement”) with Elusys Holdings, Inc. (the “Buyer“) pursuant to which the Company agreed to sell to the Buyer (i) all of the issued and outstanding equity interests in the Company’s subsidiary, Elusys Therapeutics, Inc. (“Elusys”) and (ii) the exclusive right to use the name “NightHawk” and ownership of all trademark, goodwill and other rights in connection with such name (collectively, the “Purchased Assets”) (such transaction, the ”Transaction”). The Buyer is a subsidiary of a company controlled by the Company’s Chairman, President and Chief Executive Officer.

Upon execution of the Agreement, the Buyer paid the Company a cash payment of $500,000 and agreed to assume at the closing of the Transaction (the “Closing”) certain specified liabilities and manufacturing commitments relating to Elusys’ business and the assumption by Buyer of all operating costs of Elusys, including the costs incurred after the Closing related to Elusys employees, consultants, and regulatory and research costs (collectively, the “Assumed Liabilities”). The Buyer will also be obligated to pay to the Company on an annual basis a royalty fee equal to 3% of gross revenue received by Buyer or any of its affiliates or their respective successors or licensees from all sales of the anthrax antitoxin known as ANTHIM® during the period commencing on January 1, 2024 and ending on June 30, 3031; provided that, if as of December 31, 2028, the Company has not received an aggregate of $5,000,000 in such royalty fees, Buyer will be obligated to pay to the Company no later than March 1, 2029 a cash payment equal to the difference between the aggregate amount of such royalty fees received by the Company and $5,000,000.

In addition, the Buyer agreed, as a post-closing covenant, to purchase from the Company no later than January 20, 2024, in a separate transaction (the “Note Investment”) a convertible promissory note in the aggregate amount of $2,250,000 (the “Note”). The Note will bear interest at rate of 1% per annum, mature on the one-year anniversary of its issuance and convert into shares of our common stock only if shareholder approval of the issuance of such shares of common stock is obtained prior to the maturity date. The conversion price will be equal to 110% of the volume weighted average price (VWAP) of the Company’s common stock for the seven trading days prior to December 11, 2023, provided however that the conversion price shall be adjusted if the Company consummates a financing within sixty days of December 11, 2023, to be 110% of the per share purchase price of the common stock in such public financing; provided further that such adjustment shall only be made one time regardless of multiple financings. Because the Note Investment was made contemporaneously with entering into the Agreement, we preliminarily expect that for accounting purposes proceeds received in excess of the fair value of the Note Investment will be accounted for as additional consideration for the Transaction as described below in Pro Forma Adjustments.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2023, is presented as if the sale of Elusys, as described in the notes to these unaudited pro forma condensed consolidated financial statements, had occurred on September 30, 2023.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022 are presented as if the sale of Elusys had occurred on April 18, 2022, the date Nighthawk originally acquired Elusys. Since Nighthawk acquired Elusys on April 18, 2022, no pro forma adjustments are reflected prior to that date and no pro forma statements of operations for periods prior to the year ended December 31, 2022 are presented. All adjustments shown in the unaudited pro forma condensed consolidated financial statements are transaction accounting adjustments.

The unaudited pro forma condensed consolidated statements of operations are subject to the assumptions and adjustments described in the accompanying notes. These assumptions and adjustments are based on information presently available. The unaudited pro forma condensed consolidated statements of operations are based on the historical financial statements of NightHawk for the periods presented and in the opinion of NightHawk management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made.

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X. Such unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations that would have been achieved had the events reflected been completed as of the dates indicated or of the results that may be obtained in the future. The accounting conclusions and corresponding amounts reflected in the unaudited pro forma condensed consolidated financial statements for the convertible note, valuations and proceeds received are preliminary. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with NightHawk’s audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2022, and Management’s Discussion and Analysis included in NightHawk’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as NightHawk’s unaudited consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2023, and Management’s Discussion and Analysis included in NightHawk’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2023.

NIGHTHAWK BIOSCIENCES, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

September 30, 2023

	NightHawk	Proforma
	Historical	Adjustments		Proforma
Current Assets
Cash and cash equivalents	$2,042,741	$2,750,000	(a) (b)	$4,792,741
Short-term investments	4,167,755	-		4,167,755
Accounts receivable	313,906	-		313,906
Grant receivable	-	-		-
Prepaid expenses and other current assets	1,261,228	-		1,261,228
Current assets held for sale	16,394,533	(16,394,533)	(b)	-
Total Current Assets	24,180,163	(13,644,533)		10,535,630

Property and Equipment, net	18,683,898	-		18,683,898

Operating lease right-of-use asset	5,346,910	-		5,346,910
Finance lease right-of-use asset	20,979,923	-		20,979,923
Other assets	453,135	-		453,135
Deposits	271,115	-		271,115
Contingent consideration receivable	-	1,680,000	(b)	1,680,000
Total Assets	$69,915,144	$(11,964,533)		$57,950,611

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable	$2,873,696	$-		$2,873,696
Deferred revenue, current portion	4,056,646	-		4,056,646
Note payable	-	1,982,000	(a)	1,982,000
Operating lease liability, current portion	404,566	-		404,566
Finance lease liability, current portion	895,625	-		895,625
Accrued expenses and other liabilities	2,031,618	275,000	(c)	2,306,618
Current liabilities held for sale	14,225,696	(14,225,696)	(b)	-
Total Current Liabilities	24,487,847	(11,968,696)		12,519,151

Long Term Liabilities
Deferred revenue, net of current portion	32,500	-		32,500
Operating lease liability, net of current portion	2,825,536	-		2,825,536
Financing lease liability, net of current portion	9,122,617	-		9,122,617
Non-current liabilities held for sale	—	-		-
Total Liabilities	36,468,500	(11,968,696)		24,499,804

Stockholders' Equity
Common stock, $0.0002 par value; 250,000,000 shares authorized, 26,081,890 and 25,661,488 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	5,217	-		5,217
Additional paid-in capital	285,090,202	-		285,090,202
Accumulated deficit	(248,962,791)	4,163	(b) (c)	(248,958,628)
Accumulated other comprehensive income	159,929	-		159,929
Total Stockholders' Equity - NightHawk Biosciences, Inc.	36,292,557	4,163		36,296,720
Non-Controlling Interest	(2,845,913)	-		(2,845,913)
Total Stockholders' Equity	33,446,644	4,163		33,450,807

Total Liabilities and Stockholders' Equity	$69,915,144	$(11,964,533)		$57,950,611

NIGHTHAWK BIOSCIENCES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2023

	NightHawk	Proforma
	Historical	Adjustments		Pro Forma
Revenue	$2,146,804	$-		$2,146,804

Operating expenses:				-
Cost of revenues	1,540,454	-		1,540,454
Research and development	16,600,186	-		16,600,186
Selling, general and administrative	19,603,075	-		19,603,075
In-process research and development impairment	-	-		-
Change in fair value of contingent consideration	-	-		-
Total operating expenses	37,743,715	-		37,743,715

Operating loss	(35,596,911)	-		(35,596,911)

Change in fair value of warrant liability	-	-		-
Other (expense) income, net	(329,103)	(79,860)	(aa)(bb)	(408,963)
Unrealized (loss) gain on available-for-sale securities	99,437	-		99,437
Total non-operating loss	(229,666)	(79,860)		(309,526)

Net loss before income taxes from continuing operations	(35,826,577)	(79,860)		(35,906,437)
Income tax (expense) benefit	571,120	-		571,120
Net loss from continuing operations	(35,255,457)	(79,860)		(35,335,317)
Net loss - non-controlling interest	(1,359,734)	-		(1,359,734)
Loss from continuing operations attributable to NightHawk Biosciences, Inc.	(33,895,723)	(79,860)		(33,975,583)

Net loss per share, basic and diluted - continuing operations	$(1.30)			$(1.31)

Weighted-average common shares outstanding, basic and diluted	26,022,244			26,022,244

NIGHTHAWK BIOSCIENCES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Year Ended December 31, 2022

		Elusys	NightHawk
	NightHawk	Discontinued	Continuing	Proforma
	Historical	Operations (cc)	Operations	Adjustments		Pro Forma
Revenue	$6,383,169	$(6,012,993)	$370,176	$-		$370,176

Operating expenses:
Cost of revenues	6,401,018	(6,319,723)	81,295	-		81,295
Research and development	23,461,400	(3,237,905)	20,223,495	-		20,223,495
Selling, general and administrative	21,130,879	(1,000,333)	20,130,546	275,000	(dd)	20,405,546
Amortization of intangible asset	1,030,625	(1,030,625)	-	-		-
Change in fair value of contingent consideration	(3,452,015)	109,500	(3,342,515)	-		(3,342,515)
Impairment loss	3,500,000	-	3,500,000	-		3,500,000
Total operating expenses	52,071,907	(11,479,086)	40,592,821	275,000		40,867,821

Operating loss	(45,688,738)	5,466,093	(40,222,645)	(275,000)		(40,497,645)

Change in fair value of warrant liability	11,020	-	11,020	-		11,020
Other (expense) income, net	228,012	94,037	322,049	(179,400)	(aa) (bb)	142,649
Unrealized (loss) gain on available-for-sale securities	(1,701,428)	-	(1,701,428)	-		(1,701,428)
Total non-operating loss	(1,462,396)	(94,037)	(1,368,359)	(179,400)		(1,547,759)

Net loss before income taxes from continuing operations	(47,151,134)	5,560,130	(41,591,004)	(454,400)		(42,045,404)
Income tax (expense) benefit	3,288,937	(3,073,000)	215,937	-		215,937
Net loss from continuing operations	(43,862,197)	2,487,130	(41,375,067)	(454,400)		(41,829,467)
Net loss - non-controlling interest	(427,491)	-	(427,491)	-		(427,491)
Net loss attributable to NightHawk Biosciences, Inc.	$(43,434,706)	$(2,487,130)	$(40,947,576)	$(454,400)		$(41,401,976)

Net loss per share, basic and diluted - continuing operations	$(1.70)		$(1.60)			$(1.62)

Weighted-average common shares outstanding, basic and diluted	25,606,326		25,606,326			25,606,326

Basis of Presentation

The unaudited pro forma consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of NightHawk Biosciences, Inc. (the “Company”),which were included in its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2023 and its Annual Report on Form 10-K for the year ended December 31, 2022. Unless the context indicates otherwise, any reference in this report to the “Company,” “we,” “us,” and “our” refers to NightHawk Biosciences, Inc.

The unaudited pro forma condensed consolidated statements of operations reflect the sale by the Company of the business of the Company’s wholly owned subsidiary, Elusys Therapeutics, Inc., as if the sale had been consummated on April 18, 2022 (the original Elusys acquisition date). The unaudited pro forma condensed consolidated balance sheet as of September 30, 2023 reflect such sale as if it had been consummated on that date.

Pro Forma Adjustments

(a)	Reflects the proceeds from the sale and issuance of a convertible promissory note to the Buyer of $2,250,000 with an estimated fair value of $1,982,000. The excess of the amount received from the Buyer for the note over its fair value (representing the discount on the note) of $268,000 is reflected as consideration received from the sale of Elusys. The note bears a contractual interest rate of 1% per annum, matures on the one-year anniversary of its issuance and converts into shares of our common stock only if shareholder approval of the issuance of such shares of common stock is obtained prior to the maturity date. The preliminary valuation of the convertible note was determined using a present value of future payments at a market rate of 14.7%. The Company will subsequently revalue the note at each reporting period under the fair value option per ASC 825, Financial Instruments.

(b)	Reflects consideration received from the sale of Elusys in the form of cash of $768,000 and contingent consideration with a fair value of $1,680,000. The preliminary estimated fair value of the contingent consideration was valued using a discounted cash flow analysis. Any changes to the contingent consideration liability after the Closing Date that are not part of an adjustment associated with an initial change in value during the measurement period will be recognized in our statement of operations as a component of operating income or expense. A component of cash consideration is the excess amount of $268,000 received from the Buyer of Elusys over the fair value of the convertible promissory note. Contingent consideration is measured at fair value to determine the expected gain from the sale of a business as required under ASC Subtopic 810-10 (Consolidations). Subsequent measurement of contingent consideration will be remeasured to fair value through earnings. The sale of Elusys will result in an estimated gain of $279,163 calculated as follows:

Cash Consideration	$500,000
Off market value related to convertible promissory note	$268,000
ANTHIM Earnout - 3%	$1,680,000
Fair value of consideration received	$2,448,000
Less: Carrying value of Elusys	$(2,168,837)
Expected gain on sale of Elusys	$279,163

(c)	Reflects accrual of transaction expenses incurred of $275,000 related to the pending sale of Elusys.

(aa)

For the year ended December 31, 2022, this adjustment of $(200,610) reflects the change in fair value on the convertible promissory note from April 18, 2022, the original acquisition date of Elusys, through December 31, 2022.  For the nine months ended September 30, 2023, this adjustment reflects the change in fair value on the convertible promissory note from January 1, 2023 through April 18, 2023, the proforma maturity date as if the issuance of the convertible promissory note occurred on April 18, 2022. The convertible promissory note matures one year from date of issuance. The change in fair value was calculated assuming that the market interest rate of 14.7% would not change.

(bb)

In connection with the disposition of Elusys, the Company expects to finalize a Shared Services Agreement ("SSA") pursuant to which the Company will provide certain administrative, legal, tax, financial, information technology and other support services ("Services") to the Buyer. Services provided by the Company are anticipated to start on the closing of the transaction and end by December 31, 2024. The pro forma adjustment of $21,210 reflects the amounts the Company can be reasonably estimated as billings for Services under the SSA as if the disposal occurred on April 18, 2022.

(cc)

Discontinued Operations column in the unaudited pro forma consolidated financial statements represents the historical financial results of the Elusys business in accordance with ASC Subtopic 205-20 (Discontinued Operations).

(dd)	Reflects accrual of transaction expenses incurred of $275,000 related to the pending sale of Elusys as if the sale occurred on April 18, 2022, the original acquisition date of Elusys by the Company.